June 29, 2021

ULTIMUS MANAGERS TRUST

ADLER VALUE FUND

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information

Each dated September 28, 2020

This supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated September 28, 2020, for the Adler Value Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Summary Prospectus, Prospectus or SAI, free of charge, please contact the Fund toll free at 1-800-408-4682.

Termination of the Investor Class Shares

The Board of Trustees (the “Board”) of the Ultimus Managers Trust (the “Trust”), at the recommendation of the Fund’s investment adviser, Adler Asset Management, LLC (the “Adviser”), determined and approved by a unanimous action by written consent in lieu of a meeting on June 29, 2021 to terminate the Investor Class of shares (the “Investor Class”) of the Fund. The Investor Class was never offered for public sale. The termination of the Investor Class does not have any effect on the existing Institutional Class of shares. All references to the Investor Class in the Summary Prospectus, Prospectus and SAI are hereby removed.

Investors Should Retain this Supplement for Future Reference